UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	May 11, 2020

Rego Payment Architectures, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-53944	35-2327649
(Commission File Number)	(IRS Employer Identification No.)

325 Sentry Parkway, Suite 200, Blue Bell, Pennsylvania	19422
(Address of Principal Executive Offices)	(Zip Code)

(267) 465-7530
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01	Other Events

Rego Payment Architectures, Inc. (the “Company”) determined that it will be unable to meet the May 15, 2020 deadline to file its Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2020 (the “Form 10-Q”) with the Securities and Exchange Commission, due to circumstances related to the COVID-19 pandemic.

The Company is relying on the following order issued by the Securities and Exchange Commission:

SECURITIES EXCHANGE ACT OF 1934 Release No. 34-88465 / March 25, 2020 ORDER UNDER SECTION 36 OF THE SECURITIES EXCHANGE ACT OF 1934 MODIFYING EXEMPTIONS FROM THE REPORTING AND PROXY DELIVERY REQUIREMENTS FOR PUBLIC COMPANIES

The Company’s inability to meet the filing requirement is a result of limited access to facilities, support staff and professional advisors resulting from Pennsylvania Governor Wolf’s “Stay at Home” order that includes Chester and Montgomery Counties where the Company’s corporate office and financial personnel reside and similar orders in other jurisdictions.

The Company estimates that it will be able to file the Form 10-K not later than June 26, 2020.

Our business, results of operations and financial condition may be adversely affected by public health epidemics, including the coronavirus reported to have originated in Wuhan, China.

Our business, results of operations and financial condition may be adversely affected if a public health epidemic, including the coronavirus reported to have originated in Wuhan, China, interferes with the ability of us, our employees, workers, contractors, suppliers, customers and other business partners to perform our and their respective responsibilities and obligations relative to the conduct of our business. We have been working internationally to promote our product and internationally and domestically to raise funds to execute our business plan. With the current restrictions on travel this has impeded our progress in both areas. If we cannot raise funds when they are needed or if such funds cannot be obtained on acceptable terms, we may not be able to (a) pay our costs and expenses as they are incurred, (b) execute our business plan, (c) take advantage of future opportunities, or (d) respond to competitive pressures or unanticipated requirements, which may in the extreme case, require us to liquidate the Company. This may seriously harm our business, financial condition and results of operations.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 11, 2020

REGO PAYMENT ARCHITECTURES, INC.

By:	/s/ Scott A. McPherson
Name:	Scott A. McPherson
Title:	Chief Financial Officer

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